Exhibit 99.3

Unaudited Pro Forma Financial Information for Envestnet and WMS

On July 1, 2013, pursuant to an asset purchase agreement (the “Agreement”), dated April 11 , 2013, with Prudential Investments LLC (“PI”), a subsidiary of Prudential Financial, Inc. (“Prudential”), Envestnet, Inc. (“Envestnet”) acquired (the “Acquisition”) substantially all the assets of PI’s Wealth Management Solutions (“WMS”) division.

On May 1, 2012, pursuant to a merger agreement dated February 16, 2012, with Tamarac, Inc., a Washington corporation (“Tamarac”), Envestnet completed the merger of its wholly owned subsidiary with and into Tamarac (the “Merger”).  As a result of the Merger, Tamarac became a wholly owned subsidiary of Envestnet.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2013 is derived from the unaudited condensed consolidated balance sheet of Envestnet, which includes the assets and liabilities of Tamarac, included in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2013, and the unaudited statements of assets acquired and liabilities assumed of WMS as of March 31, 2013, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 is derived from the unaudited pro forma condensed combined statement of operations of Envestnet and Tamarac for the year ended December 31, 2012, included elsewhere in this Exhibit 99.3 to this Current Report on Form 8-K/A, and the audited statement of revenue and direct expenses of WMS for the year ended December 31, 2012, included in Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the three month period ended March 31, 2013 is derived from the unaudited condensed consolidated statement of operations of Envestnet for the three month period ended March 31, 2013, included in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2013, which includes the combined results of Envestnet and Tamarac, and the unaudited statement of revenue and direct expenses of WMS for the three month period ended March 31, 2013, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information has been prepared pursuant to the requirements of Article 11 of Regulation S-X, to give effect to the completed Acquisition which has been accounted for as a purchase business combination in accordance with ASC 805, “Business Combinations”. The assumptions, estimates, and adjustments herein have been made solely for purposes of developing the unaudited pro forma condensed combined financial information and are based upon available information and certain assumptions that we believe are reasonable. The related purchase accounting should be considered preliminary.

The unaudited pro forma condensed combined balance sheet presented herein has been prepared as if the Acquisition, which was completed on July 1, 2013, had been completed as of March 31, 2013, the end of Envestnet’s first quarter of fiscal year 2013. The unaudited pro forma condensed combined statement of operations for the twelve month period ended December 31, 2012 has been prepared as if the Acquisition and the Merger were completed on January 1, 2012, the first day of Envestnet’s fiscal year 2012. The unaudited pro forma condensed combined statement of operations for the three month period ended March 31, 2013 has been prepared as if the Acquisition was completed on January 1, 2012, the first day of Envestnet’s fiscal year 2012.

The unaudited pro forma condensed combined financial information should be read in conjunction with (i) the audited consolidated financial statements and related notes of Envestnet, and “Management’s Discussion and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2012, (ii) the unaudited condensed consolidated financial statements and related notes of Envestnet, and “Management’s Discussions and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Quarterly report on Form 10-Q for the three month period ended March 31, 2013, (iii) the unaudited condensed consolidated statement of operations and related notes of Tamarac for the three months ended March 31, 2012 and 2011, which are included in Exhibit 99.2 to Envestnet’s Current Report on Form 8-K/A filed on July 12, 2012, (iv) the pro forma condensed combined financial statements prepared in connection with Envestnet’s acquisition of Tamarac, included as Exhibit 99.3 to Envestnet’s Current Report on Form 8-K/A filed with the SEC on July 12, 2102, (v) the audited abbreviated financial statements and related notes of WMS as of and for the year ended December 31, 2012, which are included as Exhibit 99.1 to this Current Report on Form 8-K/A, (vi) the unaudited abbreviated financial statements and related notes of WMS as of March 31, 2013 and for the three month periods ended March 31, 2013 and 2012, which are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of Envestnet that would have been reported had the Acquisition and the Merger been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the combined entity.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet of Envestnet and Wealth Management Solutions

As of March 31, 2013

(In thousands)

	Historical		Pro Forma
	Envestnet (1)	WMS (2)	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$32,218	$—	$(9,041)	a	$23,177
Fees receivable, net of allowance for doubtful accounts	10,811	1,704	—		12,515
Deferred tax assets, net	1,800	—	—		1,800
Prepaid expenses and other current assets	2,830	65	—		2,895
Total current assets	47,659	1,769	(9,041)		40,387

Property and equipment, net	11,273	—	—		11,273
Internally developed software, net	4,678	4,096	(4,096)	b	4,678
Intangible assets, net	25,566	—	20,000	c	45,566
Goodwill	65,644	—	5,959	d	71,603
Deferred tax assets, net	7,053	—	—		7,053
Other non-current assets	3,776	—	—		3,776
Total assets	$165,649	$5,865	$12,822		$184,336

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$22,953	$1,777	$651	e	$25,381
Deferred revenue	6,229	—	—		6,229
Total current liabilities	29,182	1,777	651		31,610

Deferred rent liability	2,348	—	—		2,348
Lease incentive liability	3,753	—	—		3,753
Other non-current liabilities	1,673	—	15,959	f	17,632
Total liabilities	36,956	1,777	16,610		55,343

Total stockholders’ equity	128,693	4,088	(3,788)	g	128,993
Total liabilities and stockholders’ equity	$165,649	$5,865	$12,822		$184,336

(1) Amounts reflect the unaudited condensed consolidated balance sheet of Envestnet, including Tamarac, as reported in Envestnet’s quarterly report on Form 10-Q as of March 31, 2013, filed with the SEC on June 14, 2013.

(2) Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations of Envestnet and Wealth Management Solutions

Year Ended December 31, 2012

(In thousands, except share and per share information)

	Historical
	Condensed combined
	pro forma total for
	Envestnet and Tamarac		Pro Forma
	(1)	WMS (2)	Adjustments		Combined
Revenues:
Assets under management or administration	$127,213	$60,979	$—		$188,192
Licensing and professional services	34,306	—	—		34,306
Total revenues	161,519	60,979	—		222,498

Operating expenses:
Cost of revenues	56,515	35,355	—		91,870
Compensation and benefits	58,732	18,128	(718)	h	76,142
General and administration	31,629	20,870	1,595	i	54,094
Depreciation and amortization	13,063	1,937	2,992	c	17,992
Restructuring charges and asset impairment charges	115	8,620	—		8,735
Total operating expenses	160,054	84,910	3,869		248,833

Income (loss) from operations	1,465	(23,931)	(3,869)		(26,335)

Other income (expense), net	27	—	—		27

Income (loss) before income tax provision	1,492	(23,931)	(3,869)		(26,308)

Income tax provision (benefit)	2,411	—	(1,548)	j	863

Net income (loss)	$(919)	$(23,931)	$(2,321)		$(27,171)

Net income (loss) per share:
Basic	$(0.03)				$(0.84)
Diluted	$(0.03)				$(0.84)

Weighted average common shares outstanding:
Basic	32,162,672				32,162,672
Diluted	32,162,672				32,162,672

(1) Based on calculations set forth in the unaudited pro forma condensed combined statement of operations for Envestnet, including Tamarac, included elsewhere in this Exhibit 99.3.

(2) Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations of Envestnet and Wealth Management Solutions

Three Month Period Ended March 31, 2013

(In thousands, except share and per share information)

	Historical		Pro Forma
	Envestnet (1)	WMS (2)	Adjustments		Combined
Revenues:
Assets under management or administration	$36,336	$15,833	$—		$52,169
Licensing and professional services	10,289	—	—		10,289
Total revenues	46,625	15,833	—		62,458

Operating expenses:
Cost of revenues	16,808	9,005	—		25,813
Compensation and benefits	17,218	5,455	(173)	h	22,500
General and administration	8,893	5,499	289	i	14,681
Depreciation and amortization	3,118	585	411	c	4,114
Total operating expenses	46,037	20,544	527		67,108

Income (loss) from operations	588	(4,711)	(527)		(4,650)

Other income (expense), net	5	—	—		5

Income (loss) before income tax provision	593	(4,711)	(527)		(4,645)

Income tax provision (benefit)	52	—	(211)	j	(159)

Net income (loss)	$541	$(4,711)	$(316)		$(4,486)

Net income (loss) per share:
Basic	$0.02				$(0.14)
Diluted	$0.02				$(0.14)

Weighted average common shares outstanding:
Basic	32,374,976				32,374,976
Diluted	34,269,939		(1,894,963)	k	32,374,976

(1) Amounts reflect the unaudited condensed consolidated statement of operations of Envestnet, including Tamarac, as reported in Envestnet’s quarterly report on Form 10-Q for the three months ended March 31, 2013, filed with the SEC on June 14, 2013.

(2) Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(In thousands, except shares)

Note 1: Basis of pro forma presentation

On July 1, 2013, pursuant to an asset purchase agreement dated April 11, 2013, with Prudential Investments LLC (“PI”), a subsidiary of Prudential Financial, Inc (“Prudential”), Envestnet Inc. (“Envestnet”) acquired (the “Acquisition”) substantially all the assets of PI’s Wealth Management Solutions (“WMS”) division.  The estimated consideration transferred and estimated purchase price allocation, below, are presented for pro forma information purposes only and are likely to vary from the unaudited pro forma amounts presented, as Envestnet finalizes its normal purchase accounting adjustments for the transaction.

The estimated consideration transferred in the Acquisition is as follows:

Cash consideration	$9,487
Contingent cash consideration	15,959
Receivable from working capital settlement	(446)
Total estimated fair value of consideration transferred	$25,000

On May 1, 2012, pursuant to a merger agreement dated February 16, 2012, with Tamarac, Inc., a Washington corporation (“Tamarac”), Envestnet completed the merger of its wholly owned subsidiary with and into Tamarac (the “Merger”).  As a result of the Merger, Tamarac became a wholly owned subsidiary of Envestnet.

The unaudited pro forma condensed combined financial statements have been prepared by Envestnet pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 is derived from the unaudited condensed consolidated financial statements of Envestnet, which includes the assets and liabilities of Tamarac, included in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2013, and the unaudited statement of assets acquired and liabilities assumed of WMS as of March 31, 2013, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 is derived from the unaudited pro forma condensed combined statement of operations of Envestnet, including Tamarac, for the year ended December 31, 2012, presented elsewhere in this document, and the audited statement of revenues and direct expenses of WMS for the year ended December 31, 2012, included in Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the three month period ended March 31, 2013 is derived from the unaudited condensed consolidated statement of operations of Envestnet for the three month period ended March 31, 2013, included in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2013, which includes the consolidated results of Envestnet, including Tamarac, and the unaudited statement of revenues and direct expenses of WMS for the three month period ended March 31, 2013, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

Prior to the Acquisition, WMS was not a separate legal entity nor a subsidiary of PI and was not operated nor accounted for as a stand-alone business, but was an integral part of PI. PI did not maintain distinct and separate accounts for WMS necessary to prepare complete financial statements and the unaudited abbreviated financial statements omitted certain overhead, interest and tax allocations from PI and Prudential. Therefore, the unaudited abbreviated financial statements are not intended to be a complete presentation of WMS’s assets or liabilities, nor of its revenues and expenses and the historical operating results of WMS may not be indicative of the results that might have been achieved had WMS been a stand-alone entity.  Furthermore, the financial statements presented are not indicative of the financial condition or results of operations of the acquired business going forward due to the changes made in the business and the reduction of various operating expenses including compensation and benefits due to reduced headcount, information technology related expenditures and other general and administrative costs.

Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, Envestnet believes that the disclosures provided herein, taken together with those included in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2012, Envestnet’s Form 10-Q for the quarterly period ended March 31, 2013, the audited abbreviated financial statements of WMS as of and for the years ended December 31, 2012, 2011 and 2010 and the unaudited abbreviated financial statements of WMS as of and for the three month periods ended March 31, 2013 and 2012 are adequate to make the information presented not misleading.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(In thousands, except shares)

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and do not purport to be indicative of Envestnet’s financial position or results of operations which would actually have been obtained had such transaction been completed as of the date or for the periods presented, or for the financial position or results of operations that may be obtained in the future.

Note 2: Purchase price allocation

Under the purchase method of accounting, the total consideration transferred will be allocated to WMS’s assets acquired and liabilities assumed based on the estimated fair value of WMS’s tangible and intangible assets and liabilities as of the beginning of business on July 1, 2013, the Acquisition date. The excess of the total consideration over the net tangible and intangible assets will be recorded as goodwill. Envestnet has made a preliminary allocation of the estimated total consideration as follows:

Estimated Preliminary Consideration Allocation

Total tangible assets acquired	$1,297
Total liabilities assumed	(2,256)

Identifiable intangible assets:
Customer relationships	16,000
Proprietary technology	4,000
Goodwill	5,959
Total estimated preliminary consideration allocation	$25,000

Envestnet is in the process of finalizing valuations for the intangible assets and a receivable from a working capital adjustment associated with the Acquisition.

Total amortizable identifiable intangible assets total $20,000 and consist of customer relationships and proprietary technology with useful lives that range from 1.5 years to 15 years.

Goodwill of $5,959 represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and identifiable intangible assets and represents the expected synergistic benefits of the transaction and the knowledge and experience of the workforce in place. Goodwill is subject to change based on finalization of the purchase accounting by Envestnet. In accordance with applicable accounting standards, goodwill will not be amortized but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event that the management of the combined company determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

The goodwill resulting from the Acquisition is tax deductible.

Note 3: Pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed financial statements are as follows:

(a)                    To record net cash consideration of $9,041.

(b)                     To eliminate WMS capitalized internally developed software as the fair value is recognized in proprietary technology.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(In thousands, except shares)

(c)                  To record the estimated fair value of WMS’s intangible assets and the resulting amortization expense and to eliminate amortization expense for WMS historical internal use software:

			Amortization
		Estimated	For the	For the
		Useful Life	Year Ended	Three Months Ended
	Fair Value	in Years	December 31, 2012	March 31, 2013
Customer relationships	$16,000	15.0	$2,015	$453
Proprietary technology	4,000	1.5	2,914	543
Total intangible assets acquired	$20,000		$4,929	$996

Less:
WMS internal use software amortization			(1,937)	(585)
			$2,992	$411

(d)                 To record the estimated fair value of goodwill.

(e)                  To record transaction costs totaling $651.  These costs are not reflected in the pro forma condensed combined statement of operations as these costs are non-recurring and are directly related to the acquisition.

(f)                   To record the estimated fair value of contingent consideration of $15,959, which is payable to PI if WMS future revenue meets certain thresholds, to be paid over three years.

(g)                  To eliminate WMS historical stockholders’ equity and to record the effects of entries a through f.

(h)                 Envestnet issued 54,346 shares of restricted stock to certain former WMS employees on July 1, 2013.  The restricted stock vests one-third on each of the first three anniversaries of the grant date.  To record stock-based compensation for the issuance of the restricted shares net of estimated forfeitures and to eliminate stock-based compensation recorded by WMS for the historical periods presented:

	For the	For the
	Year Ended	Three Months Ended
	December 31, 2012	March 31, 2013
Stock compensation expense	$440	$111
Less: Historical WMS stock compensation expense	(1,158)	(284)
Net	$(718)	$(173)

(i)                     To record estimated accretion expense related to contingent consideration for the year ended December, 31, 2012 and for the three months ended March 31, 2013.

(j)                    To record the pro forma tax effect for the year ended December 31, 2012 and for the three months ended March 31, 2013 on the adjustments to pro forma net loss before income taxes based on an estimated statutory rate of 40.0% for both periods. The pro forma combined income tax benefits do not reflect the amounts that would have resulted had Envestnet and WMS filed consolidated income tax returns during the periods presented.

(k)                 To eliminate the effects of stock options and warrants to purchase common stock as a result of the pro forma combined net loss.

Note 4:  Transition Services Agreement

Upon the Acquisition, Envestnet entered into a Transition Services Agreement (“TSA”) with PI, whereby Envestnet will reimburse expenses incurred by PI on behalf of WMS, primarily related to information technology costs, data and research fees and other administrative costs.  The impact of the TSA expense as compared to the historical expenses included in the audited and unaudited abbreviated financial statements is not determinable as of the date of this filing.

Unaudited Pro Forma Financial Information for Envestnet and Tamarac

On May 1, 2012, pursuant to a merger agreement dated February 16, 2012, with Tamarac, Inc., a Washington corporation (“Tamarac”), Envestnet, Inc. (“Envestnet”) completed the merger of its wholly owned subsidiary with and into Tamarac (the “Merger”).  As a result of the Merger, Tamarac became a wholly owned subsidiary of Envestnet.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 is derived from the audited financial statements of Envestnet for the year ended December 31, 2012, included in Envestnet’s Form 10-K for the year ended December 31, 2012, and the unaudited condensed consolidated statement of operations of Tamarac for the three months ended March 31, 2012 included in Exhibit 99.2 to Envestnet’s Current Report on Form 8-K/A, filed with the SEC on July 12, 2012 and the unaudited condensed consolidated statement of operations of Tamarac for the one month ended April 30, 2012.

The unaudited pro forma condensed combined financial information has been prepared pursuant to the requirements of Article 11 of Regulation S-X, to give effect to the completed Merger, which has been accounted for as a purchase business combination in accordance with ASC 805, “Business Combinations”. The assumptions, estimates, and adjustments herein have been made solely for purposes of developing the unaudited pro forma condensed consolidated financial information and are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma condensed combined statement of operations for the twelve month period ended December 31, 2012 has been prepared as if the Merger was completed on January 1, 2012, the first day of Envestnet’s fiscal year 2012.

The unaudited pro forma condensed combined financial information should be read in conjunction with (i) the audited consolidated financial statements and related notes of Envestnet, and “Management’s Discussion and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2012, (ii) the unaudited condensed consolidated financial statements and related notes of Tamarac as of and for the three month period ended March 31, 2012, which is included as Exhibit 99.2 to Envestnet’s Current Report on Form 8-K/A, filed with the SEC on July 12, 2012.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations of Envestnet that would have been reported had the Merger been completed as of the date presented, and should not be construed as representative of the future consolidated results of operations of the combined entity.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations of Envestnet and Tamarac, Inc.

Year Ended December 31, 2012

(In thousands, except share and per share information)

	Historical		Pro Forma
	Envestnet	Tamarac (1)	Adjustments		Combined
Revenues:
Assets under management or administration	$127,213	$—	$—		$127,213
Licensing and professional services	30,053	4,354	(101)	a	34,306
Total revenues	157,266	4,354	(101)		161,519

Operating expenses:
Cost of revenues	56,119	497	(101)	a	56,515
Compensation and benefits	54,973	3,579	180	b	58,732
General and administration	30,617	1,012	—		31,629
Depreciation and amortization	12,400	305	358	c	13,063
Restructuring charges	115	—	—		115
Total operating expenses	154,224	5,393	437		160,054

Income (loss) from operations	3,042	(1,039)	(538)		1,465

Other income (expense):
Interest income	29	1	—		30
Interest expense	(3)	(69)	69	d	(3)
Change in fair value of warrant liability	—	9	(9)	d	—
Total other income (expense)	26	(59)	60		27

Income (loss) before income tax provision	3,068	(1,098)	(478)		1,492

Income tax provision (benefit)	2,603	—	(192)	e	2,411

Net income (loss)	$465	$(1,098)	$(286)		$(919)

Net income (loss) per share:
Basic	$0.01				$(0.03)
Diluted	$0.01				$(0.03)

Weighted average common shares outstanding:
Basic	32,162,672				32,162,672
Diluted	33,341,615		(1,178,943)	f	32,162,672

(1) Certain reclassifications were made to conform to Envestnet’s financial statements

See notes to the unaudited pro forma condensed combined statement of operations.

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(In thousands, except shares)

Note 1: Basis of pro forma presentation

On May 1, 2012, pursuant to a merger agreement dated February 16, 2012, with Tamarac, Inc., a Washington corporation (“Tamarac”), Envestnet, Inc. (“Envestnet”) completed the merger of its wholly owned subsidiary with and into Tamarac (the “Merger”).

The consideration transferred in the Merger was as follows:

Cash paid to owners	$54,000
Non-cash consideration	101
Cash acquired	(2,533)
Receivable from working capital settlement	(3,141)
Total fair value of consideration transferred	$48,427

The unaudited pro forma condensed combined statement of operations has been prepared by Envestnet pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed combined statement of operations for the twelve month period presented is derived from the audited consolidated statement of operations of Envestnet, included in Envestnet’s Form 10-K for the year ended December 31, 2012, and the unaudited condensed consolidated statement of operations of Tamarac for the three months ended March 31, 2012, which is included in Exhibit 99.2 to Envestnet’s Current Report on Form 8-K/A, filed with the SEC on July 12, 2012, and the unaudited condensed consolidated statement of operations of Tamarac for the one month ended April 30, 2012.

Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, Envestnet believes that the disclosures provided herein, along with those included in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2012, and the unaudited condensed consolidated financial statements of Tamarac as of and for the three months ended March 31, 2012, are adequate to make the information presented not misleading.

The unaudited pro forma condensed combined statement of operations is provided for informational purposes only and do not purport to be indicative of Envestnet’s results of operations which would actually have been obtained had such transaction been completed as of January 1, 2012, or for the results of operations that may be obtained in the future.

Note 2: Purchase price allocation

Under the purchase method of accounting, the total consideration transferred was allocated to Tamarac’s assets acquired and liabilities assumed based on the fair value of Tamarac’s tangible and intangible assets and liabilities as of the beginning of business on May 1, 2012. The excess of the total consideration over the net tangible and intangible assets was recorded as goodwill. Envestnet has made an allocation of the total consideration as follows:

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(In thousands, except shares)

Consideration Allocation

Total tangible assets acquired	$9,444
Total liabilities assumed	(12,194)

Identifiable intangible assets:
Customer relationships	8,680
Trade name	1,590
Proprietary technology	5,880
Goodwill	35,027
Total consideration allocation	$48,427

Included in the total liabilities assumed is a net deferred tax liability of $5,907, primarily comprised of the difference between the assigned values of the tangible and intangible assets acquired and the tax basis of those assets.

Total amortizable identifiable intangible assets total $16,150 and consist of customer relationships, trade name and proprietary technology with useful lives that range from 5 to 12 years.

Goodwill of $35,027 represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and identifiable intangible assets and represents the expected synergistic benefits of the transaction and the knowledge and experience of the workforce in place. In accordance with applicable accounting standards, goodwill is not be amortized but instead is tested for impairment at least annually or more frequently if certain indicators are present. In the event that the management of the combined company determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

The goodwill resulting from the Merger is not tax deductible.

Note 3: Pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations are as follows:

(a)                        To eliminate transactions between Envestnet and Tamarac for the historical period presented:

	For the 4 months ended April 30, 2012
	Envestnet	Tamarac	Total
Revenues	$(101)	$—	$(101)
Cost of revenues	—	(101)	(101)

(b)                 To record stock-based compensation for stock options granted to Tamarac management, net of estimated forfeitures and to eliminate historical stock-based compensation recorded by Tamarac:

For the
4 months ended
April 30, 2012
Stock compensation expense	$190
Less: Historical Tamarac stock compensation expense	(10)
Net	$180

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(In thousands, except shares)

(c)              To adjust amortization expense for the effect of purchase accounting on Tamarac’s intangible assets and to eliminate amortization expense for Tamarac’s historical internal use software:

For the
4 months ended
April 30, 2012
Amortization of intangibles
Customer List	$299
Proprietary Technology - TAS	43
Proprietary Technology - Rebalancer	191
Trade Names	82
Total	$615

Less: Historical internal use software amortization	(257)
$358

(d)                 To eliminate the interest expense and change in fair value related to long-term debt and preferred stock warrants which were not assumed by Envestnet in the Merger.

(e)                  To record the pro forma tax effect for the four month period on the adjustments to pro forma loss before income taxes based on an estimated statutory rate of 40.2%. The pro forma combined income tax benefits do not reflect the amounts that would have resulted had Envestnet and Tamarac filed consolidated income tax returns during the periods presented.

(f)                   To eliminate the dilutive effects of stock options and warrants to purchase common stock as a result of the pro forma combined net loss.